                                                                      Exhibit 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke, James F. Dore and F. Sedgwick Browne, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and any of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and any of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 1999.




                                            /s/ F. Sedgwick Browne
                                            -----------------------------------
                                              F. Sedgwick Browne

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke, James F. Dore and F. Sedgwick Browne, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and any of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and any of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 1999.




                                                 /s/ Franklin D. Haftl
                                                ------------------------------
                                                 Franklin D. Haftl

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke, James F. Dore and F. Sedgwick Browne, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and any of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and any of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 1999.




                                                      /s/ Bernard Kelly
                                                      -------------------------
                                                      Bernard Kelly

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke, James F. Dore and F. Sedgwick Browne, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and any of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and any of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 1999.




                                              /s/ Wendy Luscombe
                                              --------------------------------
                                               Wendy Luscombe

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke, James F. Dore and F. Sedgwick Browne, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and any of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and any of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 1999.




                                                /s/ Philip R. McLoughlin
                                               --------------------------------
                                                Philip R. McLoughlin

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke, James F. Dore and F. Sedgwick Browne, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and any of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and any of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 1999.




                                           /s/ David W. Searfoss
                                          ----------------------------------
                                             David W. Searfoss

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke, James F. Dore and F. Sedgwick Browne, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and any of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and any of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 1999.




                                                       /s/ Wilson Wilde
                                                       ----------------------
                                                        Wilson Wilde